SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
                             The Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                             THE GERMANY FUND, INC.
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 20, 1996

                              --------------------


To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 20, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect four Directors.

      2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

      3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 6, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.



                                                 Robert R. Gambee
                                                 Secretary

Dated:     May 10, 1996


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 20, 1996

                              --------------------
                                 PROXY STATEMENT
                              --------------------

     This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 20, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 6, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,589,532 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 10, 1996.

     The election of Directors (Proposal 1) requires the affirmative vote of the holders of a plurality of the shares represented at the Meeting. The ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund (Proposal 2) requires the affirmative vote of the holders of a majority of the shares represented at the Meeting. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The Fund does not anticipate receiving any broker non-votes at the Meeting in light of the nature of the matters to be acted upon at the Meeting.

     The date of this Proxy Statement is May 10, 1996.

                                  INTRODUCTION

     The Board of Directors of the Fund has nominated four directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996, for ratification by the stockholders at the Meeting (Proposal 2). The effectiveness of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the shares present at the Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 1996 annual meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Four Class III nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy for the unexpired term by the vote of a majority of their number, as at present. Any Director elected by the Board to fill a vacancy would hold office for the unexpired portion of the term of the Director whose place has been filled. A Director elected by the Board to fill a newly created directorship resulting from an increase in the number of Directors will hold office until the next election of the class for which that Director was chosen. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors. The manager of the Fund is Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("DMG" or the "Manager") and the investment adviser is Deutsche Asset Management GmbH ("DBAM" or the "Investment Adviser").

INFORMATION REGARDING DIRECTORS AND OFFICERS

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Prof. Dr. Kohler and Mr. Macmillan-Scott, who were elected to the Board on May 10, 1991 and December 16, 1994, respectively.

     The following have been nominated for election at the 1996 Annual Meeting:


                                                                                           Shares of Common Stock
                                                                                             Beneficially Owned,
                                                   Principal Occupations During            Directly or Indirectly,
     Name                 Age  Position with Fund  Past Five Years                            at May 6, 1996 (1)
     ----                 ---  ------------------  ----------------------------               ------------------
Prof. Dr. Claus           68   Director            Member of the Administrative Board of                --
Kohler                                               Bundesanstalt fur Vereinigungsbedingte
  Class III                                          Sonderaufgaben (since 1995). Member
                                                     of the Administrative Board of
                                                     Treuhandanstalt (1990-1994). Member
                                                     of the Board of Governors and of the
                                                     Central Bank Council of Deutsche
                                                     Bundesbank (until 1990).  Member of
                                                     the Advisory Board of Westfalische
                                                     Hypothekenbank AG. Member of
                                                     the Advisory Panel to the Board
                                                     of Governors of the Central Bank
                                                     of Oman. Member of the Board
                                                     (Kuratorium) of the Institute of
                                                     Empirical Economic Research. Professor
                                                     of Economics, University of Hannover.
                                                     Professor of Economics, University of
                                                     Frankfurt a.M.

Christian H.              52   Director            Managing Director of DWS-Deutsche                    --
Strenger(2)(3)(4)                                    Gesellschaft fur Wertpapiersparen mbH
   Class III                                         (since 1991).  Managing Director
     `                                               of  Deutsche  Bank Securities Corporation,
                                                     the predecessor to DMG (1986-1991).

Werner Walbrol            57   Director            President and Chief Executive Officer                200
  Class III                                          of the German American Chamber
                                                     of Commerce, Inc. Member of the
                                                     United States German Youth Exchange
                                                     Council. Director of TUV Rheinland of
                                                     North America, Inc. President and
                                                     Director of German American
                                                     Partnership Program.

                                                                                           Shares of Common Stock
                                                                                             Beneficially Owned,
                                                   Principal Occupations During            Directly or Indirectly,
     Name                 Age  Position with Fund  Past Five Years                            at May 6, 1996 (1)
     ----                 ---  ------------------  ----------------------------               ------------------
Otto Wolff von            77   Director           Chairman of the Board of Otto                       1,263
Amerongen                                            Wolff Industrieberatung &
   Class III                                         Beteiligungen GmbH (industrial
                                                     consulting). Chairman of the
                                                     German East-West Trade Committee.
                                                     Honorary Chairman of the Association
                                                     of German Chambers of Industry and
                                                     Commerce. Chairman of the Board
                                                     of Management of the
                                                     Otto Wolff von Amerongen Foundation.
                                                     Member of the Atlantic Advisory
                                                     Council of United Technologies Corp.
                                                     (until 1992). Chairman of the Super-
                                                     visory Board of DWA, Deutsche
                                                     Waggonbau AG. Member of the
                                                     Advisory Council of Allianz
                                                     Versicherungs-AG (until February
                                                     1994). Member of the Advisory
                                                     Council of Creditanstalt-Bankverein.
                                                     President of the German Society for
                                                     East European Studies. Member of
                                                     the Board of Directors of the German
                                                     Society for Foreign Affairs.

     The following are Directors whose terms continue:


                                                                                           Shares of Common Stock
                                                                                             Beneficially Owned,
                                                   Principal Occupations During            Directly or Indirectly,
     Name                 Age  Position with Fund  Past Five Years                            at May 6, 1996 (1)
     ----                 ---  ------------------  ----------------------------               ------------------
John A. Bult(2)(3)        59   Director            Chairman of PaineWebber International,              1,233
  Class II                                           Director of PaineWebber Group, Inc.
                                                     Director of The Brazilian Equity
                                                     Fund, Inc., The France Growth Fund, Inc.
                                                     and The Greater China Fund, Inc.

James Macmillan-          44   Director            Managing Director of DMG (since 1992).               200
Scott(2)(3)(4)                                       Chief Executive Officer of
   Class II                                          The Germany Fund, Inc.,
                                                     The New Germany Fund, Inc.
                                                     and The Central European Equity Fund,
                                                     Inc. (1992-1994). Director of European
                                                     Equity of Merrill Lynch, Pierce, Fenner
                                                     & Smith Incorporated (1989-1992).

Dr. Juergen F.            57   Director            Chairman of the Board of Executive                   --
Strube                                               Directors of BASF AG. Chairman
   Class II                                          and President of BASF Corporation
                                                     (1985-1988).

Robert H.                 56   Director            President of Robert H. Wadsworth                     399
Wadsworth(2)                                         & Associates, Inc. Director of The
   Class II                                          CountryBaskets Index Fund, Inc.

Dr. Rolf-Ernst            58   Chairman,           Member of the Board of Managing                     1,000
Breuer(2)(3)(4)                 President and        Directors of Deutsche Bank AG.
   Class I                      Director             Member of the Board of Managing
                                                     Directors of Deutsche Bank North
                                                     America Holding Corp. Deputy Chairman
                                                     of the Supervisory Board of Durr
                                                     Beteiligungs AG. Deputy Chairman of the
                                                     Supervisory Board of Klockner Werke
                                                     AG.  Member of the Supervisory Board
                                                     of Preussag  AG. Chairman of the
                                                     Board of Directors of Euroclear
                                                     Clearance System Societe Cooperative.
                                                     Chairman of  the Supervisory
                                                     Board of Deutsche Borse AG.
                                                     Chairman  of  the  Supervisory
                                                     Board  of  DLW  AG.  Member  of
                                                     the   Supervisory  Board  of
                                                     Salamander  AG.  Member  of the
                                                     Supervisory  Board  of Dyckerhoff
                                                     AG.  Member  of the  Supervisory
                                                     Board  of Compagnie  de Saint
                                                     Gobain S.A.

                                                                                           Shares of Common Stock
                                                                                             Beneficially Owned,
                                                   Principal Occupations During            Directly or Indirectly,
     Name                 Age  Position with Fund  Past Five Years                            at May 6, 1996 (1)
     ----                 ---  ------------------  ----------------------------               ------------------
Detlef                    53   Director            Partner of Sal. Oppenheim Jr. & Cie                  --
Bierbaum(3)                                          KGaA. Member of the Supervisory
  Class I                                            Boards of Nanz Stiftung, ESCADA
                                                     Aktiengesellschaft, Klockner-
                                                     Humboldt-Deutz AG, Scor Deutschland
                                                     Ruckversicherungs- Actiengesellschaft,
                                                     Tertia Handelsbeteiligungsgesellschaft
                                                     mbH and Douglas AG.

Edward C. Schmults        65   Director            Member of the Board of Directors of GP              396
  Class I                                            Financial Corp. Member of the Board of
                                                     Trustees of The Edna McConnell Clark
                                                     Foundation. Senior Vice President-
                                                     External Affairs and General Counsel
                                                     of GTE Corporation (1984-1994).
                                                     Deputy Attorney General of the United
                                                     States, Department of Justice (1981-1984).
                                                     Partner, White & Case (1965-1973 and
                                                     1977-1981).

- ------------
(1) As of May 6, 1996, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Macmillan-Scott, Strenger and Wadsworth and Dr. Breuer each also serves as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Dr. Breuer is an "interested" Director because of his affiliation with DBAM, the investment adviser to the Fund, with Deutsche Bank North America Holding Corp. and with Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; Mr. Macmillan-Scott is an "interested" Director because of his affiliation with DMG; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Messrs. Macmillan-Scott and Strenger and Dr. Breuer each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May 6, 1996, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

     Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

     The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended December 31, 1995. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG (formerly known as Deutsche Bank Securities Corporation) and the Investment

Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. During the current fiscal year, the Board of Directors established a Nominating Committee composed of Dr. Breuer and Messrs. Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Bierbaum, Dr. Strube and Mr. Wolff von Amerongen, attended at least 75% of the aggregate number of regular and special meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Mr. Bierbaum, attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Central European Equity Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Central European Equity Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors who are not interested persons of such fund, the Investment Adviser or the Manager for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund and such other two funds for the year ended December 31, 1995, for each Director who is not an employee of Deutsche Bank, DWS, DMG or DBAM, and for all such Directors as a group:


                                                                             Total Compensation From Fund,
                                                 Aggregate Compensation     The New Germany Fund, Inc. and
             Name of Director                           From Fund        The Central European Equity Fund, Inc.
             ----------------                    ----------------------  --------------------------------------
         Otto Wolff von Amerongen                         $ 9,750                       $ 19,500
         Edward C. Schmults                               $10,500                       $ 22,500
         Werner Walbrol                                   $13,500                       $ 28,500
         Robert H. Wadsworth                              $13,500                       $ 42,000
         Dr. Juergen F. Strube                            $ 9,750                       $ 19,500
         Prof. Dr. Claus Kohler                           $10,500                       $ 21,000
                                                          -------                      ---------
                            Total                         $67,500                       $153,000
                                                          =======                      =========

         No compensation is paid by the Fund to Directors or officers who are employees of Deutsche Bank, DWS, DMG or DBAM.

     The officers of the Fund other than as shown above are:


          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----             ----     -----------------            -----------------------------------------
G. Richard Stamberger        49    Chief Executive Officer       Managing Director of DMG (since 1993).
                                     and Executive                 President, Deutsche Asset Management
                                     Vice President                North America Inc. (since 1995).
                                                                   Managing Director of C.J. Lawrence, Inc.
                                                                   (1990-1993). Managing Director of Prudential
                                                                   Equity Management Associates at the Prudential
                                                                   Insurance Company  of America (1984-1989).


          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----             ----     -----------------            -----------------------------------------
Robert R. Gambee             53    Vice President, Secretary     Director of DMG (since 1992). First Vice
                                     and Treasurer                 President of DMG (1987-1991).

Joseph Cheung                37    Assistant Secretary and       Vice President (since 1996), Assistant
                                     Assistant Treasurer           Vice President (1994-1996) and
                                                                   Associate (1991-1994) of DMG.
                                                                   Vice President and Treasurer of The
                                                                   CountryBaskets Index Fund, Inc.
                                                                   (since 1996).

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                     ---

     REQUIRED VOTE. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.
                                                     ---

     REQUIRED VOTE. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 6, 1996, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 10, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1995 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.


                                                      Robert R. Gambee
                                                      Secretary


Dated:     May 10, 1996


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                    Attachment A
PROXY

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 6, 1996 at an Annual Meeting of Stockholders to be held on June 20, 1996 or any adjournment thereof.

 1.ELECTION OF DIRECTORS.  [  ] FOR all nominees      [  ] WITHHOLDING AUTHORITY
                                listed below               to vote for all
                                (except as marked          nominees listed below
                                to the contrary below)

(Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

CLASS III
(to serve until the 1999 Annual Meeting of Stockholders)
Prof. Dr. Claus Kohler
Christian H. Strenger
Werner Walbrol
Otto Wolff von Amerongen

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

          [  ] APPROVE               [  ] DISAPPROVE              [  ] ABSTAIN

     3. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.



                                         -------------------------------------
                                                Name (please print)


                                         -------------------------------------
                                         Name of Corporation (if applicable)


                                         (By)______________(Date)______  1996
                                               (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.